SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

                   -----------------------

                          FORM 8-K

                       CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2013

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



       FLORIDA            0-17554            59-2924957
---------------------   -------------      -------------
  (State or other        (Commission      (I.R.S. Employer
   jurisdiction          File Number)    Identification No.)
  of incorporation)

200 W. Forsyth St., 7th Fl.
Jacksonville, Florida                          32202
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(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 CURRENT REPORT ON FORM 8-K

             PATRIOT TRANSPORTATION HOLDING, INC.

                       February 7, 2012


ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	On February 6, 2013, Patriot Transportation Holding, Inc. (the "Company") held its 2013 Annual Meeting of Shareholders (the "Annual Meeting"). There were 9,446,620 shares entitled to be voted. 9,215,437 shares were represented in person or by proxy at the meeting. At the Annual Meeting:

	(1)	The shareholders voted to elect each of the two
(2) director nominees.

	(2)	The shareholders voted to ratify the Audit
Committee's selection of Hancock Askew & Co., LLP as the independent registered public accounting firm for fiscal 2013.

	(3)	The shareholders approved on an advisory bases of
the compensation of the Company's named executive officers as disclosed in the proxy statement.

	The Company's inspector of elections certified the following vote tabulations:

Board of Directors

	    		 % Voted    Votes     Votes    Broker
Nominee			   For	     For     Withheld Non-Votes
-------                  -------    -----    -------- ---------

Edward L. Baker		   94.3%  7,236,442  434,021  1,544,974
Charles E. Commander III   99.8%  7,657,223   13,240  1,544,974


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Independent Auditor

Ratification of independent auditor

% Votes For	Votes For   Votes Against  Votes Withheld
-----------     ---------   -------------  --------------
   99.9%	9,204,946      10,546            45

Executive Compensation

Advisory vote on executive compensation

%Votes For	Votes     Votes     Votes     Broker
                 For     Against  Withheld   Non-Vote
----------      ------   -------  --------   --------

  99.5%	      7,631,370	  36,714    2,079   1,544,974

The Board of Directors has determined to hold an annual shareholder advisory vote on executive compensation until the next required vote on the frequency of shareholder advisory votes on executive corporation.


                   SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

		           PATRIOT TRANSPORTATION HOLDING, INC.


Date:  February 7, 2013    By:  /s/ John D. Milton, Jr.

      			   -------------------------------------
			   John D. Milton, Jr.
			   Vice President, and Chief Financial
                            Officer

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